Exhibit 10.1
DOE (Title XVII)    AEP TRANSMISSION COMPANY, LLC

NOTE PURCHASE AGREEMENT made as of
October 15, 2025, by and among the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America, AEP TRANSMISSION COMPANY, LLC (the "Borrower"), a limited liability company duly organized and existing under the laws of the State of Delaware, and the SECRETARY OF ENERGY, acting through the Department of Energy (the "Secretary").

WHEREAS, the Secretary is authorized, pursuant to the Guarantee Act (as hereinafter defined), to guarantee loans that meet the requirements of the Guarantee Act; and

WHEREAS, FFB is authorized, under section 6(a) of the FFB Act (as hereinafter defined), to make commitments to purchase, and to purchase on terms and conditions determined by FFB, any obligation that is issued, sold, or guaranteed by an agency of the United States of America; and

WHEREAS, pursuant to the FFB Act, FFB has entered into the Program Financing Agreement (as hereinafter defined) with the Secretary setting forth the commitment of FFB to enter into agreements to purchase notes issued by entities designated by the Secretary when those notes have been guaranteed by the Secretary, and the commitment of the Secretary to guarantee those notes; and

WHEREAS, pursuant to the Program Financing Agreement, the Secretary has delivered to FFB and the Borrower a Designation Notice (as hereinafter defined) designating the Borrower to be a "Borrower" for purposes of the Program Financing Agreement; and

WHEREAS, FFB is entering into this Note Purchase Agreement, as authorized by section 6(a) of the FFB Act and in fulfillment of its commitment under the Program Financing Agreement, setting out, among other things, FFB's agreement to purchase, pursuant to the FFB Act, the Note (as hereinafter defined) to be issued by the Borrower, when the terms and conditions specified herein have been satisfied, as hereinafter provided.

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NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, FFB, the Secretary, and the Borrower agree as follows:

    ARTICLE 1

    DEFINITIONS AND RULES OF INTERPRETATION

Section 1.1 Definitions.

As used in this Agreement, the following terms shall have the respective meanings specified in this section 1.1, unless the context clearly requires otherwise.

"Advance" shall mean an advance of funds made by FFB under the Note in accordance with the provisions of article 7 of this Agreement.

"Advance Identifier" shall mean, for each Advance, the particular sequence of letters and numbers constituting the Note Identifier plus the particular sequence of additional numbers assigned by FFB to the respective Advance in the interest rate confirmation notice relating to such Advance delivered by FFB in accordance with section 7.7 of this Agreement.

"Advance Request" shall mean a letter from a Borrower requesting an Advance under the Note, in the form of letter attached as Exhibit A to this Agreement.

"Advance Request Approval Notice" shall mean the written notice from the Department located at the end of an Advance Request advising FFB that such Advance Request has been approved on behalf of the Secretary.

"Borrower Instruments" shall have the meaning specified in section 3.2.1 of this Agreement.

    "Borrower State" shall have the meaning specified in Schedule I to this Agreement.

"Business Day" shall mean any day on which FFB and the Federal Reserve Bank of New York are both open for business.

"Certificate Specifying Authorized Borrower Signatories" shall mean a certificate of the Borrower specifying the names and titles of those individuals who are authorized to execute and deliver from time to time Advance Requests on behalf of the Borrower, and containing the original signature of each of those individuals, substantially in the

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form of the Certificate Specifying Authorized Borrower Signatories attached as Exhibit B to this Agreement.
"Certificate Specifying Authorized Department Officials" shall mean a certificate specifying the names and titles of those officials of the Department who are authorized to execute and deliver Advance Request Approval Notices from time to time on behalf of the Secretary and setting out the original signature of each of those authorized officials, and specifying the name and title of those officials of the Department who are authorized to confirm telephonically the authenticity of the Advance Request Approval Notices from time to time on behalf of the Secretary and setting out the telephone number of each of those authorized officials, in the form of the Certificate Specifying Authorized Department Officials attached as Annex 1 to the Program Financing Agreement.

"Department" shall mean the Department of Energy.

"Designation Notice" shall mean, generally, a notice from the Secretary to FFB and the particular entity identified therein as the respective "Borrower," designating that entity to be a "Borrower" for purposes of the Program Financing Agreement, in the form of notice that is attached as Annex 2 to the Program Financing Agreement; and "the Designation Notice" shall mean the particular Designation Notice delivered by the Secretary to FFB and the Borrower designating the Borrower to be a "Borrower" for purposes of the Program Financing Agreement.

"FFB Act" shall mean the Federal Financing Bank Act of 1973 (Pub. L. No. 93-224, 87 Stat. 937, codified at 12 U.S.C. § 2281 et seq.), as amended.

"Governmental Approval" shall mean any approval, consent, authorization, license, permit, order, certificate, qualification, waiver, exemption, or variance, or any other action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

"Governmental Authority" shall mean any federal, state, county, municipal, or regional authority, or any other entity of a similar nature, exercising any executive, legislative, judicial, regulatory, or administrative function of government.

"Governmental Judgment" shall mean any judgment, order, decision, or decree, or any action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

"Governmental Registration" shall mean any registration, filing, declaration, or notice, or any other action of a similar nature, with or to a Governmental Authority having jurisdiction over the Borrower or any of its properties.

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"Governmental Rule" shall mean any statute, law, rule, regulation, code, or ordinance of a Governmental Authority having jurisdiction over the Borrower or any of its properties.

"Guarantee Act" shall mean Title XVII of the Energy Policy Act of 2005 (Pub. L. No. 109-58, 119 Stat. 594, 1117, codified at 42 U.S.C. § 16511 et seq.), as amended.

"Holder" shall mean, with respect to the Note, FFB, for so long as it shall be the holder of such Note, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of such Note.

"Loan Commitment Amount" shall have the meaning specified in Schedule I to this Agreement.

"Loan Guarantee Agreement" shall have the meaning specified in Schedule I to this Agreement.

"Loan Servicer" shall mean the Department, acting through the Loan Programs Office.

"Material Adverse Effect on the Borrower" shall mean any material adverse effect on the financial condition, operations or business of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Borrower Instruments.

"Note" shall mean a future advance promissory note payable to FFB, in the form of note that is attached as Exhibit C to this Agreement, as such Note may be amended, supplemented, and restated from time to time in accordance with its terms.

"Note Identifier" shall mean, with respect to the Note, the particular sequence of letters and numbers assigned by FFB to the Note in the Principal Instruments acceptance notice relating to the Note delivered by FFB in accordance with section 5.1 of this Agreement.

"Opinion of Borrower's Counsel re: Borrower Instruments" shall mean an opinion of counsel from counsel to the Borrower, substantially in the form of opinion that is attached as Exhibit D to this Agreement.

"Opinion of Secretary's Counsel re: Secretary's Guarantees" shall mean an opinion of counsel from counsel to the Secretary, substantially in the form of opinion that is attached as Exhibit E to this Agreement.

"Other Debt Obligation" shall mean any note or any other evidence of an obligation for borrowed money of a similar nature, made or issued by the Borrower (other than the Note purchased by FFB under this Agreement), or any mortgage, indenture, deed

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of trust or loan agreement with respect thereto to which the Borrower is a party or by which the Borrower or any of its properties is bound (other than this Agreement).

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trust company, unincorporated organization or Governmental Authority.

"Principal Instruments" shall have the meaning specified in section 4.2 of this Agreement.

"Program Financing Agreement" shall mean the Program Financing Agreement dated as of September 2, 2009, between FFB and the Secretary, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

"Program Financing Commitment Amount" shall have the meaning specified in section 1.1 of the Program Financing Agreement.

"Project State" shall have the meaning specified in Schedule I to this Agreement.

"Requested Advance Amount" shall have the meaning specified in section 7.3.1(a)(2) of this Agreement.

"Requested Advance Date" shall have the meaning specified in section 7.3.1(a)(3) of this Agreement.

"Secretary's Certificate" shall mean a certificate relating to the Secretary's Guarantee and other matters, in the form of certificate that is attached as Exhibit F to this Agreement.

"Secretary's Guarantee" shall mean a guarantee issued by the Secretary relating to the Note, in the form of guarantee that is attached as Exhibit G to this Agreement.

"Secretary's Instruments" shall have the meaning specified in section 3.3.1 this Agreement.

"Security Instruments" shall have the meaning specified in Schedule I to this Agreement.

"this Agreement" shall mean this Note Purchase Agreement between FFB, the Secretary, and the Borrower.

"Uncontrollable Cause" shall mean an unforeseeable cause beyond the control and without the fault of FFB, being:  act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, act of war, act of terrorism, riot, civil commotion, lapse of the statutory authority of the United States Department of the

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Treasury to raise cash through the issuance of Treasury debt instruments, disruption or failure of the Treasury Financial Communications System, closure of the Federal Government, or an unforeseen or unscheduled closure or evacuation of the FFB offices.

Section 1.2 Rules of Interpretation.

Unless the context shall otherwise indicate, the terms defined in section 1.1 of this Agreement shall include the plural as well as the singular and the singular as well as the plural.  The words "herein," "hereof," and "hereto," and words of similar import, refer to this Agreement as a whole. All references to "the Secretary" herein shall mean the Secretary in his or her official, and not individual, capacity, and shall include designates thereof that may be duly authorized from time to time.

    ARTICLE 2

    FFB COMMITMENT TO PURCHASE THE NOTE

Subject to the terms and conditions of this Agreement, FFB agrees to purchase the Note that is offered by the Borrower to FFB for purchase under this Agreement.

    ARTICLE 3

    COMMITMENT CONDITIONS

FFB shall be under no obligation to purchase the Note under this Agreement, and the Secretary shall be under no obligation to issue the Secretary's Guarantee guaranteeing such Note, unless and until each of the conditions specified in this article 3 has been satisfied.

Section 3.1 Commitment Amount Limits.

3.1.1 Loan Commitment Amount. The aggregate maximum principal amount of the Note that is offered for purchase shall not exceed the Loan Commitment Amount.

3.1.2 Program Financing Commitment Amount. At the time that the Note is offered to FFB for purchase under this Agreement, the aggregate maximum principal amount of the Note, when added to the aggregate maximum principal amount of all other notes that have been issued by entities that have been designated by the Secretary in Designation Notices to be "Borrowers" for purposes of the Program Financing Agreement and which notes have been guaranteed by the Secretary pursuant to the Guarantee Act, shall not exceed the Program Financing Commitment Amount.

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Section 3.2 Borrower Instruments.

3.2.1 Borrower Instruments. FFB shall have received the following instruments (such instruments being, collectively, the "Borrower Instruments"):

(a) an original counterpart of this Agreement, duly executed by the Borrower; and

(b) the original Note, with all of the blanks on page 1 of the Note filled in with information consistent with the information set out in the respective Designation Notice, and duly executed by the Borrower.

3.2.2 Opinion of Borrower's Counsel re: Borrower Instruments. FFB shall have received an Opinion of Borrower's Counsel re: Borrower Instruments.

3.2.3 Certificate Specifying Authorized Borrower Signatories. FFB shall have received a completed and signed Certificate Specifying Authorized Borrower Signatories.

Section 3.3 Secretary's Instruments.

3.3.1 Secretary's Instruments. FFB shall have received the following instruments (such instruments being, collectively, the "Secretary's Instruments"):

(a) an original counterpart of this Agreement, duly executed by or on behalf of the Secretary;

(b) the original Secretary's Guarantee, duly executed by or on behalf of the Secretary; and

(c) an original Secretary's Certificate relating to the Secretary's Guarantee and other matters, duly executed by or on behalf of the Secretary.

3.3.2 Opinion of Secretary's Counsel re: Secretary's Guarantees. FFB shall have received an Opinion of Secretary's Counsel re: Secretary's Guarantee.

Section 3.4 Conditions Specified in Other Agreements.

Each of the conditions specified in the Program Financing Agreement as being conditions to purchasing the Note shall have been satisfied, or waived by FFB or the Secretary, as the case may be.

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    ARTICLE 4

    OFFER OF THE NOTE FOR PURCHASE

The Note that is to be offered to FFB for purchase under this Agreement shall be offered in accordance with the procedures described in this article 4.

Section 4.1 Delivery of Borrower Instruments to the Secretary.

The Borrower shall deliver to the Secretary, for redelivery to FFB, the following:

(a) all of the Borrower Instruments, each duly executed by the Borrower;

(b) an Opinion of Borrower's Counsel re: Borrower Instruments; and

(c) a completed and signed Certificate Specifying Authorized Borrower Signatories.

Section 4.2 Delivery of Principal Instruments by the Secretary to FFB.

The Secretary shall deliver to FFB all of the following instruments (collectively being the "Principal Instruments":

(a) all of the instruments described in section 4.1;

(b) all of the Secretary's Instruments, each duly executed by the Secretary; and

(c) an Opinion of Secretary's Counsel re: Secretary's Guarantee.

    ARTICLE 5

    PURCHASE OF THE NOTE BY FFB

Section 5.1 Acceptance or Rejection of Principal Instruments.

Within 5 Business Days after delivery to FFB of the Principal Instruments relating to the Note that is offered for purchase under this Agreement, FFB shall deliver by electronic or facsimile transmission (fax) to the Department one of the following:

(a) an acceptance notice, which notice shall:

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(1) state that the Principal Instruments meet the terms and conditions detailed in article 3 of this Agreement, or are otherwise acceptable to FFB; and

(2) assign a Note Identifier to the Note for use by the Borrower and the Department in all communications to FFB making reference to the Note; or

(b) a rejection notice, which notice shall state that one or more of the Principal Instruments does not meet the terms and conditions of this Agreement and specify how such instrument or instruments does not meet the terms and conditions of this Agreement.

Section 5.2 Purchase.

FFB shall not be deemed to have accepted the Note offered for purchase under this Agreement until such time as FFB shall have delivered an acceptance notice accepting the Principal Instruments relating to the Note; provided, however, that in the event that FFB shall make an Advance under the Note, then FFB shall be deemed to have accepted the Note offered for purchase.

    ARTICLE 6

    CUSTODY OF NOTE; LOSS OF NOTE, ETC.

Section 6.1 Custody.

FFB shall have custody of the Note purchased under this Agreement until all amounts owed under the Note have been paid in full.

    Section 6.2 Lost, Stolen, Destroyed, or Mutilated Note.
In the event that the Note purchased under this Agreement shall become lost, stolen, destroyed, or mutilated, the Borrower shall, upon a written request made by FFB to the Borrower, with a copy to the Secretary, execute and deliver to FFB, in replacement thereof, a new Note of like tenor, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed, or mutilated Note or, if no interest has been paid thereon, dated the same date as such lost, stolen, destroyed, or mutilated Note. Upon delivery of such replacement Note to FFB, the Borrower shall be released and discharged from any further liability on account of the lost, stolen, or destroyed Note. If the Note being replaced has been mutilated, such mutilated Note shall be surrendered to the Borrower for cancellation. The Secretary shall deliver to FFB a confirmation that the Secretary's Guarantee related to the lost, stolen, destroyed, or mutilated Note remains in full force and effect with respect to the replacement Note.

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    ARTICLE 7

    ADVANCES

Section 7.1 Commitment.

Subject to the terms and conditions of this Agreement, FFB agrees to make Advances under the Note for the account of the Borrower.
Section 7.2 Treasury Policies Applicable to Advances.

Each of the Borrower and the Secretary understands and consents to the following Treasury financial management policies generally applicable to all advances of funds:

(a) each Advance will be requested by the Borrower, and each Advance Request will be approved by the Secretary, only at such time and in such amount as shall be necessary to meet the immediate payment or disbursing need of the Borrower;

(b) each Advance will be requested to be disbursed directly to the Borrower;

(c) Advances for investment purposes will not be requested by the Borrower or approved by the Secretary; and

(d) all interest earned on any lawful and permitted investment of Advances in excess of the interest accrued on such Advances will be remitted to FFB.

Section 7.3 Conditions to Making Advances.
FFB shall be under no obligation to make any Advance under the Note unless and until each of the conditions specified in this section 7.3 is satisfied.

7.3.1 Advance Requests. For each Advance under the Note, the Borrower shall have delivered to the Secretary, for review and approval before being forwarded to FFB, an Advance Request, which Advance Request:

(a) shall specify, among other things:
(1) the particular "Note Identifier" that FFB assigned to the Note (as provided in section 5.1 of this Agreement;

(2) the particular amount of funds that the Borrower requests to be advanced (such amount being the "Requested Advance Amount" for the respective Advance);

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(3) the particular calendar date that the Borrower requests to be the date on which the respective Advance is to be made (such date being the "Requested Advance Date" for such Advance), which date:

(A) must be a Business Day; and

(B) shall not be earlier than the third Business Day to occur after the date on which FFB shall have received the respective Advance Request;

(4) the particular bank account or accounts to which the Borrower requests that the respective Advance be made;

(5) the Maturity Date; and

(b) shall have been duly executed by an individual whose name and signature appear on the Certificate Specifying Authorized Borrower Signatories delivered by the Borrower to FFB pursuant to section 4.1(c) or section 11.4 of this Agreement; and

(c) shall have been received by FFB not later than the specified number of Business Days in section 7.4(b) hereof before the Requested Advance Date specified in such Advance Request.

7.3.2 Advance Request Approval Notice. For each Advance, the Secretary shall have delivered to FFB the Borrower's executed Advance Request, together with the Department's executed Advance Request Approval Notice, which Advance Request Approval Notice:

(a) shall have been duly executed on behalf of the Secretary by an official of the Department whose name and signature appear on the Certificate Specifying Authorized Department Officials delivered to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and

(b) shall have been received by FFB not later than the third Business Day before the Requested Advance Date specified in such Advance Request.

7.3.3 Telephonic Confirmation of Authenticity of Advance Request Approval Notices. For each Advance, FFB shall have obtained electronic or telephonic confirmation of the authenticity of the related Advance Request Approval Notice from an official of the Department:

(a) whose name, title, and telephone number appear on the Certificate Specifying Authorized Department Officials that has been delivered by the

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Secretary to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and

(b) who is not the same official of the Department who executed the Advance Request Approval Notice on behalf of the Secretary.

7.3.4 Note Maximum Principal Amount Limit.  At the time of making any Advance under the Note, the amount of such Advance, when added to the aggregate amount of all Advances previously made under such Note, shall not exceed the "Maximum Principal Amount" of the Note, as that term is defined in the Note.

7.3.5 Conditions Specified in Other Agreements.  Each of the conditions specified in the Program Financing Agreement as being conditions to making Advances under the Note, shall have been satisfied, or waived by FFB or the Secretary, as the case may be.

7.3.6  No Prohibition Against Funding by FFB.  At the time of making any Advance under the Note, there shall be no Governmental Rule or Governmental Judgment that prohibits FFB from distributing funds provided for in such Advance.

7.3.7. Notification of Stop Notices. Promptly upon the Borrower obtaining knowledge of any action taken against FFB by any contractor, subcontractor, material supplier, or laborer working on any construction project financed in whole or in part with any Advance or Advances made under the Note, including, without limitation, any mechanics lien, bonded stop notice, or similar contractor mechanism under applicable law (a "Stop Notice"), the Borrower shall (1) provide notice thereof to FFB and the Secretary and (2) certify that it has used or is using commercially reasonable efforts to fully resolve, have the FFB dismissed from, or obtain a bond for the release of any Stop Notice.

Section 7.4 Amount and Timing of Advances.

FFB shall make each Advance in the Requested Advance Amount specified in the respective Advance Request and on the Requested Advance Date specified in the respective Advance Request, subject to satisfaction of the conditions specified in section 7.3 of this Agreement and subject to the following additional limitations:

(a) in the event that the Requested Advance Date specified in the respective Advance Request is not a Business Day, FFB shall make the respective Advance on the first day thereafter that is a Business Day;

(b) in the event that FFB receives the respective Advance Request and the related Advance Request Approval Notice later than:

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(i) the third Business Day before the Requested Advance Date specified in such Advance Request if the Requested Advance Amount specified in the respective Advance Request is less than $500,000,000, FFB shall make the respective Advance as soon as practicable thereafter, but in any event not later than the third Business Day after FFB receives such Advance Request, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date;

(ii) the fifth Business Day before the Requested Advance Date specified in such Advance Request if the Requested Advance Amount specified in the respective Advance Request is equal to or greater than $500,000,000 but less than $2,000,000,000, FFB shall make the respective Advance as soon as practicable thereafter, but in any event not later than the fifth Business Day after FFB receives such Advance Request, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date;

(iii) the tenth Business Day before the Requested Advance Date specified in such Advance Request if the Requested Advance Amount specified in the respective Advance Request is equal to or greater than $2,000,000,000, FFB shall make the respective Advance as soon as practicable thereafter, but in any event not later than the tenth Business Day after FFB receives such Advance Request, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date;

(c) in the event that an Uncontrollable Cause prevents FFB from making the respective Advance on the Requested Advance Date specified in the respective Advance Request, FFB shall make such Advance as soon as such Uncontrollable Cause ceases to prevent FFB from making such Advance, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date; and

(d) in the event that FFB receives, not later than 3:30 p.m. (Washington, DC, time) on the Business Day immediately before the Requested Advance Date specified in an Advance Request, a written notice delivered by electronic or facsimile transmission of withdrawal or cancellation of the Advance Request Approval Notice, and telephonic confirmation of the withdrawal or cancellation, from an official of the Department whose name, title, and telephone number appear on the Certificate Specifying Authorized Department Officials that has been delivered by the Secretary to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement, FFB shall not make the respective Advance.

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Section 7.5 Type of Funds and Means of Advance.

Each Advance shall be made in immediately available funds by electronic funds transfer to such bank account(s) as shall have been specified in the respective Advance Request.

Section 7.6 Interest Rate Applicable to Advances.

The rate of interest applicable to each Advance made under the Note shall be established as provided in paragraph 6 of the Note.

Section 7.7 Interest Rate Confirmation Notices.

After making each Advance, FFB shall deliver, by electronic or facsimile transmission, to the Borrower and the Secretary written confirmation of the making of the respective Advance, which confirmation shall:

(a) state the date on which such Advance was made;

(b) state the interest rate applicable to such Advance; and

(c) assign an Advance Identifier to such Advance for use by the Borrower and the Secretary in all communications to FFB making reference to such Advance.

    ARTICLE 8

    REPRESENTATIONS AND WARRANTIES BY THE BORROWER

The Borrower makes the representations and warranties provided in this article 8 to FFB.

Section 8.1 Organization.

The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the Borrower State and is qualified to do business in the Project State.

Section 8.2 Authority.

The Borrower has all requisite limited liability company power and authority to carry on its business as presently conducted, to execute and deliver this Agreement and each of the other Borrower Instruments, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and thereunder.

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Section 8.3 Due Authorization.

The execution and delivery by the Borrower of this Agreement and each of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby and thereby, and the performance by the Borrower of its obligations hereunder and thereunder have been duly authorized by all necessary limited liability action.

Section 8.4 Due Execution.

This Agreement has been, and each of the other Borrower Instruments will have been at the respective time of delivery of each thereof, duly executed and delivered by individuals who are duly authorized to execute and deliver such documents on behalf of the Borrower.

Section 8.5 Validity and Enforceability.

This Agreement constitutes, and each of the other Borrower Instruments will constitute at the respective time of delivery of each thereof, the legal, valid, and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

Section 8.6 No Governmental Actions Required.

No Governmental Approvals or Governmental Registrations are now, or except as may be required under existing Governmental Rules in the future, required to be obtained or made, as the case may be, by the Borrower as of the date hereof to authorize the execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, or the performance by the Borrower of its obligations hereunder or thereunder.

Section 8.7 No Conflicts or Violations.

The execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, and the performance by the Borrower of its obligations hereunder or thereunder do not and will not conflict with or violate, result in a breach of, or constitute a default under (a) any term or provision of the charter documents or bylaws of the Borrower; (b) any of the covenants, conditions or agreements contained in any Other Debt Obligation of the Borrower; (c) any Governmental Approval or Governmental Registration obtained or made, as the case may be, by the Borrower; or (d) any Governmental Judgment or Governmental Rule currently applicable to the Borrower.

Section 8.8 All Necessary Governmental Actions.

The Borrower has not failed to obtain any material Governmental Approval or make any material Governmental Registration required or necessary to carry on the business of the Borrower as presently conducted, and the Borrower reasonably believes that it will not be

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prevented by any Governmental Authority having jurisdiction over the Borrower from so carrying on its business as presently conducted.

Section 8.9 No Material Litigation.

(a) There are no lawsuits or judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower which, in the reasonable opinion of the Borrower, is likely to have a Material Adverse Effect on the Borrower.

(b)    Except as disclosed in writing to FFB and the Secretary in Schedule II to this Agreement, there is no litigation or other proceeding pending, or, to the best knowledge of the Borrower, threatened in writing, against the Borrower in any court or before any Governmental Authority which challenges the validity as to the Borrower or the enforceability against the Borrower of any of the Borrower’s Instruments, or seeks to enjoin the performance by the Borrower of, the Borrower’s Instruments.

    ARTICLE 9

    BILLING BY FFB

Section 9.1 Billing Statements to the Borrower, the Department, and the Loan Servicer.

FFB shall prepare a billing statement for the amounts owed to FFB on each Advance that is made under the Note purchased under this Agreement, and shall deliver each such billing statement to the Borrower, the Department, and the Loan Servicer.

Section 9.2 Failure to Deliver or Receive Billing Statements No Release.

Failure on the part of FFB to deliver any billing statement or failure on the part of the Borrower to receive any billing statement shall not, however, relieve the Borrower of any of its payment obligations under the Note or this Agreement.

Section 9.3 FFB Billing Determinations Conclusive.

9.3.1 Acknowledgment and Consent.  The Borrower acknowledges that FFB has described to it:

(a) the rounding methodology employed by FFB in calculating the amount of accrued interest owed at any time on the Note; and

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(b) the methodology employed by FFB in calculating the payment schedule for the installments of principal due and payable on the Note;

and the Borrower consents to these methodologies.

9.3.2 Agreement.  The Borrower agrees that any and all determinations made by FFB shall be conclusive and binding upon the Borrower with respect to:

(a) the amount of accrued interest owed on the Note determined using this rounding methodology; and

(b) the amount of any scheduled installment payment of principal due and payable on the Note determined using this methodology.

    ARTICLE 10

    PAYMENTS TO FFB

Each amount that becomes due and owing on the Note purchased under this Agreement shall be paid when and as due, as provided in the Note.

    ARTICLE 11

    RIGHTS AND AGREEMENTS OF THE SECRETARY AND FFB

Section 11.1 Rights and Agreements related to Enforcement.

11.1.1 Secretary's Authority. In consideration of the Secretary's Guarantee relating to the Note that has been purchased by FFB under this Agreement, the Secretary shall have the sole authority (vis-à-vis FFB), in the case of a default by the Borrower under the Note or the occurrence of an Event of Default under the Security Instruments, in respect of acceleration of such Note, the exercise of other available remedies, and the disposition of sums or property recovered.

11.1.2 Acknowledgment of Security Interest. FFB acknowledges that the Borrower may in the future, as required pursuant to the Security Instruments, pledge and grant a security interest to the "Security Trustee," for the benefit of the "Secured Parties" (as those terms are defined in the Loan Guarantee Agreement) and FFB in certain property of the Borrower to secure the payment and performance of, inter alia, certain obligations owed to FFB under the Note.

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11.1.3 FFB Cooperation. FFB shall cooperate with the Secretary to enable the Secretary to exercise and enforce the Secretary's rights and remedies under this Agreement, the Program Financing Agreement, the Note, and the Security Instruments, including, when reasonably requested by the Secretary, executing and delivering to the Secretary instruments, agreements, and other documents prepared by or for the Department for FFB's execution.

Section 11.2 Secretary's Right to Purchase Advances or the Note.

Notwithstanding the provisions of the Note, the Borrower acknowledges that, under the terms of the Program Financing Agreement, the Secretary may purchase from FFB all or any portion of any Advance that has been made under the Note, or may purchase from FFB the Note in its entirety, in the same manner, at the same price, and subject to the same limitations as shall be applicable, under the terms of the Note, to a prepayment by the Borrower of all or any portion of any Advance made under the Note, or a prepayment by the Borrower of the Note in its entirety, as the case may be.

Section 11.3 Secretary's Confirmation Relating to the Secretary's Guarantee.

    The Secretary confirms to FFB that the obligation of the United States of America to pay amounts due and payable under the Secretary's Guarantee when such amounts become due and payable in accordance with its terms, constitutes the absolute obligation of the United States of America, against which no offset may be made by the United States of America in discharge of its obligation to make these payments and for which, in accordance with section 1702(j) of the Guarantee Act, the full faith and credit of the United States of America are pledged, provided, however, that the United States will be entitled to offset payments under the Secretary's Guarantee against any financial asset or obligation of any Holder of the Secretary's Guarantee other than FFB.

Section 11.4 Delivery of Replacement Certificates Specifying Authorized Borrower Signatories.

    The Borrower may, at any time and from time to time, deliver to FFB a revised Certificate Specifying Authorized Borrower Signatories, updated and completed as appropriate, in replacement of the original such certificate delivered pursuant to section 4.1(c) of this Agreement.

Section 11.5    Secretary’s Notice Obligation For Stop Notices.

If the Secretary shall receive any notice of any Stop Notice against the Borrower, FFB or the Department, which action has not been dismissed against each such applicable party, or has not been bonded in full compliance with, and in satisfaction of all requirements of, applicable law, and in accordance with the terms of the Loan Guarantee Agreement, the Secretary shall provide FFB with notice of such Stop Notice.

NOTE PURCHASE AGREEMENT - page 18

    ARTICLE 12

    EFFECTIVE DATE, TERM, SURVIVAL

Section 12.1 Effective Date.

This Agreement shall be effective as of the date first above written.

Section 12.2 Term of Commitment to Make Advances.

The obligation of FFB under this Agreement to make Advances under the Note issued by the Borrower shall expire on the "Last Day for an Advance" specified in the Note.

Section 12.3 Survival.

12.3.1 Representations, Warranties, and Certifications. All representations, warranties, and certifications made by the Borrower in this Agreement, or in any agreement, instrument, or certificate delivered pursuant hereto, shall survive the execution and delivery of this Agreement, the purchasing of the Note hereunder, and the making of Advances thereunder.

12.3.2 Remainder of Agreement. Notwithstanding the occurrence and passage of the Last Day for an Advance, the remainder of this Agreement shall remain in full force and effect until all amounts owed under this Agreement and the Note purchased by FFB under this Agreement have been paid in full.

    ARTICLE 13

    MISCELLANEOUS

Section 13.1 Notices.

13.1.1 Addresses of the Parties.    All notices and other communications hereunder and under the Note to be made to any party shall be in writing and shall be addressed as follows:

To FFB:

Federal Financing Bank
Main Treasury Building
1500 Pennsylvania Avenue, NW

NOTE PURCHASE AGREEMENT - page 19

Washington, DC  20220
Attention:    [REDACTED]
Telephone No.     [REDACTED]
Facsimile No.     [REDACTED]
Email Address: [REDACTED]

To the Borrower:

AEP Transmission Company, LLC
1 Riverside Plaza
Columbus, OH 43215
Attention:      [REDACTED]
Telephone No. [REDACTED]
Email Address: [REDACTED]

With a copy to:

AEP Transmission Company, LLC
1 Riverside Plaza
Columbus, OH 43215
Attention:     [REDACTED]
Telephone No. [REDACTED]
Email Address: [REDACTED]
To the Secretary (or the Department):

United States Department of Energy
Loan Programs Office
Loan Guarantee Program
1000 Independence Avenue, SW
Washington, DC 20585

Attention:     [REDACTED]
Telephone No. [REDACTED]
Facsimile No. [REDACTED]
Email Address [REDACTED]

To the Loan Servicer:

United States Department of Energy
Loan Programs Office
Loan Guarantee Program
1000 Independence Avenue, SW
Washington, DC 20585

NOTE PURCHASE AGREEMENT - page 20

Attention:     [REDACTED]
Telephone No. [REDACTED]
Facsimile No. [REDACTED]
Email Address [REDACTED]

The address, telephone number, email address, or facsimile number for any party or the Loan Servicer may be changed at any time and from time to time upon written notice given by such changing party to each other party hereto.

13.1.2 Permitted Means of Delivery. Advance Requests, notices, and other communications to FFB under this Agreement may be delivered by electronic or facsimile (fax) transmission of the executed instrument.

13.1.3 Effective Date of Delivery. A properly addressed notice or other communication shall be deemed to have been "delivered" for purposes of this Agreement:

(a) if made by personal delivery, on the date of such personal delivery;

(b) if mailed by first class mail, registered or certified mail, express mail, or by any commercial overnight courier service, on the date that such mailing is received;

(c) if sent by electronic or facsimile (fax) transmission:

(1) if the transmission is received and receipt confirmed before 4:00 p.m. (Washington, DC, time) on any Business Day, on the date of such transmission; and

(2) if the transmission is received and receipt confirmed after 4:00 p.m. (Washington, DC, time) on any Business Day or any day that is not a Business Day, on the next Business Day.

13.1.4 Notices to FFB to Contain FFB Identification References.  All notices to FFB making any reference either to the Note purchased under this Agreement or to any Advance made under the Note shall identify the Note or such Advance by the Note Identifier or the Advance Identifier, as the case may be, assigned by FFB to the Note or the Advance.

Section 13.2 Amendments.

No provision of this Agreement may be amended, modified, supplemented, waived, discharged, or terminated orally but only by an instrument in writing duly executed by each of the parties hereto.

NOTE PURCHASE AGREEMENT - page 21

Section 13.3 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of each of FFB, the Borrower, and the Secretary, and each of their respective successors and assigns.

Section 13.4 Sale or Assignment of Note.

13.4.1 Sale or Assignment Permitted. Subject to the requirements of 10 C.F.R. § 609.10(g)(1) and Office of Management and Budget Circular A-129 revised (September 2024), FFB may sell, assign, or otherwise transfer all or any part of the Note or any participation share thereof.

13.4.2 Notice of Sale, Etc. FFB will deliver to the Borrower, the Department, and the Loan Servicer written notice of any sale, assignment, or other transfer of the Note promptly after any such sale, assignment, or other transfer.

13.4.3 Manner of Payment after Sale. Any sale, assignment, or other transfer of all or any part of the Note may provide that, following such sale, assignment, or other transfer, payments on such Note shall be made in the manner specified by the respective purchaser, assignee, or transferee, as the case may be.

13.4.4 Replacement Note. The Borrower agrees:

(a) to issue a replacement Note with the same aggregate principal amount, interest rate, maturity, and other terms as the Note sold, assigned, or transferred pursuant to subsection 13.4.1 of this Agreement; provided, however, that, when requested by the respective purchaser, assignee, or transferee, such replacement Note shall provide that payments thereunder shall be made in the manner specified by such purchaser, assignee, or transferee; and

(b) to effect the change in ownership on its records and on the face of each such replacement Note issued, upon receipt of the Note so sold, assigned, or transferred.

Section 13.5 Forbearance Not a Waiver.

Any forbearance on the part of FFB from enforcing any term or condition of this Agreement shall not be construed to be a waiver of such term or condition or acquiescence by FFB in any failure on the part of Borrower to comply with or satisfy such term or condition.

Section 13.6 Rights Confined to Parties.

Nothing expressed or implied herein is intended or shall be construed to confer upon, or to give to, any Person other than FFB, the Borrower, and the Secretary, and their respective successors and permitted assigns, any right, remedy or claim under or by reason of this

NOTE PURCHASE AGREEMENT - page 22

Agreement or of any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises, and agreements contained herein shall be for the sole and exclusive benefit of FFB, the Borrower, and the Secretary, and their respective successors and permitted assigns.

Section 13.7 Governing Law.

This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, Federal law and not the law of any state or locality. To the extent that a court looks to the laws of any state to determine or define the Federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws.

Section 13.8 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

Section 13.9 Headings.

The descriptive headings of the various articles, sections, and subsections of this Agreement were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

Section 13.10 Counterparts.

This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

[The remainder of this page is intentionally left blank.]

NOTE PURCHASE AGREEMENT - page 23

IN WITNESS WHEREOF, FFB, the Borrower, and the Secretary have each caused this Agreement to be executed as of the day and year first above mentioned.

FEDERAL FINANCING BANK
("FFB")

Signature:  REDACTED]    _______________________

Name:  [REDACTED]

Title:      [REDACTED]

AEP TRANSMISSION COMPANY, LLC (the "Borrower")

Signature:    /s/ Franz D. Messner

Name: Franz D. Messner

Title: Assistant Treasurer

THE SECRETARY OF ENERGY
(the "Secretary")

Signature: /s/ P. Wells Griffith III

Name:     P. Wells Griffith III

Title: Under Secretary of Energy

NOTE PURCHASE AGREEMENT - page 24

SCHEDULE I
to
NOTE PURCHASE AGREEMENT
by and among
the Federal Financing Bank,
AEP Transmission Company, LLC,
and the Secretary of Energy

1."Borrower State" means the State of Delaware.

2."Loan Guarantee Agreement" means the Loan Guarantee Agreement dated as of October 15, 2025, between AEP Transmission Company, LLC, as Borrower and the U.S. Department of Energy, as guarantor, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

3."Loan Commitment Amount" means $1,604,049,000 for the Note, as attached to Exhibit C to this Agreement.
4."Project State" means the States of Ohio, Indiana, Michigan, West Virginia, and Oklahoma.

5."Security Instruments" means, collectively, (i) the Loan Guarantee Agreement, and (ii) each document, agreement, notice, deed of trust, mortgage, instrument or filing creating and/or perfecting a Lien for the Note and other Guaranteed Obligations (as each such term is defined in the Loan Guarantee Agreement), as such agreements and documents may be amended, supplemented, and restated from time to time in accordance with their respective terms.

NOTE PURCHASE AGREEMENT - page 25

SCHEDULE II
to
NOTE PURCHASE AGREEMENT
by and among
the Federal Financing Bank,
AEP Transmission Company, LLC,
and the Secretary of Energy

None.

NOTE PURCHASE AGREEMENT - page 26